REVOLVING CREDIT NOTE


$7,500,000.00 (U.S.)                                            October 24, 2001

     FOR VALUE RECEIVED, NATIONAL HOME HEALTH CARE CORP., a Delaware corporation, HEALTH ACQUISITION CORP., a New York corporation, NEW ENGLAND HOME CARE, INC., a Connecticut corporation, ACCREDITED HEALTH SERVICES, INC., a New Jersey corporation, and CONNECTICUT STAFFING WORKS CORP., a Connecticut corporation (collectively the "Borrowers"), promise to pay to the order of HSBC BANK USA, a New York banking corporation having an office at 17 South Broadway, Nyack, New York 10960, its successors and assigns (the "Bank") or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00) or so much thereof as may be outstanding (the "Maximum Principal Amount") in lawful money of the United States of America with interest on such principal amount outstanding from time to time to be computed from the date of each principal advance hereunder at the Interest Rate (as hereinafter defined) as provided herein. Defined terms used in this Note and not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement, dated as of the date hereof, between Borrowers and Bank (as in effect from time to time, the "Credit Agreement"). All amounts under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever. This Note is one of two revolving promissory notes issued under the Credit Agreement, each in the maximum principal amount of $7,500,000.00; for avoidance of doubt, however, at no time may the aggregate outstanding principal amount under both revolving promissory notes exceed $7,500,000.00.

1. SECURITY. Borrowers have granted Bank a security interest in the collateral described in the Loan Documents. Borrowers shall execute documents reasonably required by Bank to create and perfect Banks security interest including, but not limited to, Security Agreements and UCC-1 Financing Statements all in form and substance acceptable to Bank.

2. INTEREST RATE. Interest shall be charged on the outstanding principal balance under this Note from the date advanced to the date on which the full amount of principal due hereunder has been paid at a rate of, at the Borrower's option, either, 1-month, 2-month or 3-month LIBOR plus 225 basis points ("Interest Rate"), except as set forth in Paragraph 4 below. "LIBOR" is the rate for U.S. dollar deposits for the respective 1-month, 2-month or 3-month maturities as reported on telerate page 3750 as of 11:00 a.m., London time, on the second
London business day before the relevant interest period begins (or if not so reported, then as determined by Bank from another recognized source or interbank quotation). Anything herein to the contrary notwithstanding, in no event shall more than three (3) Interest Periods be in effect at any time.

3. INTEREST PERIOD. With respect to that portion of the Loan bearing interest at a LIBOR rate, a period of 1-month, 2-months or 3-months (the "Interest Period"), to the extent deposits with such maturities are available to Bank, as selected by Borrowers in accordance with this Note and the Credit Agreement.

4. DEFAULT RATE. In addition to all other rights contained in this Note, if a Default (as defined herein) or Event of Default (as defined in the Credit Agreement) occurs and as long as a Default or Event of Default continues, all outstanding Loans shall bear interest at the Interest Rate plus 3% ("Default Rate"). The Default Rate shall apply from demand until such Loans or any judgment thereon is paid in full.

5. INTEREST AND FEES(S) COMPUTATION (ACTUAL/360). Interest and fees, if any, accruing under this Note, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 Computation produces an annualized effective rate exceeding the nominal rate.

6. PREPAYMENT ALLOWED. This Note may be prepaid in whole or in part at any time, without prepayment fee or penalty, provided Borrowers pay any additional amount deemed necessary by Bank to compensate the Bank for any losses, costs or expenses which the Bank incurs or will incur as a result of such prepayment, if during any Interest Period. Any prepayment shall include accrued interest and all other sums then due under any of the Loan Documents. No partial prepayment shall affect the obligation of Borrowers to make any payment of principal or interest due under this Note on the date specified below in the Repayment Terms paragraph of this Note until this Note has been paid in full.

7. REPAYMENT TERMS. This Note shall be payable in monthly payments of accrued interest only, payable in arrears on the first day of each month (the "Interest Payment Date"), and on the Expiration Date, if same is not an Interest Payment Date, or if said dates are not Business Days, on the next Business Day immediately thereafter, when all remaining principal and interest shall be due.

8. APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of principal of, and interest accruing under this Note, shall be applied to accrued interest and then to principal. If a Default or Event of Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank consistent with applicable law.

     If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

9. LATE CHARGE. If any payments under this Note are not timely made, Borrowers shall also pay to Bank a late charge equal to 5% of each payment past due for 10 or more days.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

10. ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrowers shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Obligations including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

11. USURY. Anything in this Note or any other Loan Documents to the contrary notwithstanding, if at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Bank in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrowers or other applicable person.

12. INTENTIONALLY OMITTED.

13. DEFAULT. An Event of Default under the Credit Agreement shall be a default ("Default") under this Note.

14. REMEDIES UPON DEFAULT. If a Default or Event of Default occurs under this Note or any Loan Documents and is continuing, Bank may at any time during such pendency, take the actions set forth in the Credit Agreement.

15. WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note shall be valid, except as provided in the Credit Agreement. No waiver by Bank of any Default or Event of Default shall operate as a waiver of any other Default or Event of Default or the same Default or Event of Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Each Borrower or any person liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Bank may extend or renew this Note or make a novation of the loan evidenced by this Note for any period, and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any other Borrower or any other person liable under this Note or other Loan Documents, all without notice to or consent of each Borrower or each person who may be liable under this Note or any other Loan Document and without affecting the liability of such Borrower or any person who may be liable under this Note or any other Loan Document.

16. MISCELLANEOUS PROVISIONS. Assignment. This Note and the other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and the other Loan Documents are freely assignable, in whole or in part, by Bank. In addition, nothing in this Note or any of the other Loan Documents shall prohibit Bank from pledging or assigning this Note or any of the other Loan Documents or any interest therein to any Federal Reserve Bank. Borrowers shall not assign their rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrowers to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrowers from the Obligations. Applicable Law; Conflict Between Documents. This Note and the other Loan Documents shall be governed by and construed under the laws of the State of New York without regard to that state's conflict of laws principles (other than Section 5-1401 of New York's General Obligations Law). If the terms of this Note should conflict with the terms of the Credit Agreement or any commitment letter that survives closing, the terms of this Note shall control. Borrowers' Accounts. Except as prohibited by law, Borrowers grant Bank a security interest in all of Borrowers' accounts with Bank and any of its affiliates. Jurisdiction. Borrowers irrevocably agree to non-exclusive personal jurisdiction in the State of New York, subject to Section 8.13 of the Credit Agreement. Severability. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. Notices. Any notices to Borrowers or Bank shall be sufficiently given, if given in accordance with the terms set forth in the Credit Agreement. In the event that Borrowers changes Borrowers' address at any time prior to the date the Obligations are paid in full, Borrowers agree to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. Plural; Captions. Unless otherwise stated, all references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. Advances. Without limiting the "avoidance of doubt" sentence in the introductory paragraph of this Note, Bank may, in its sole discretion, make other advances which shall be deemed to be advances under this Note, even though the stated principal amount of this Note may be exceeded as a result thereof. Posting of Payments. All payments under this Note shall be made by the Borrowers not later than 12:00 noon, New York City time, on the date which it is payable in Federal or other immediately available funds. Joint and Several Obligations. Each person who signs this Note as a Borrower (as defined herein) is jointly and severally obligated. Fees and Taxes. Borrowers shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

17. WAIVER OF TRIAL BY JURY. BORROWERS AND BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN EVIDENCED BY THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF BORROWERS OR BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK'S MAKING OF THE LOAN SECURED BY THE COLLATERAL.

     IN WITNESS WHEREOF, Borrowers have duly executed this Note intending to be legally bound, on of the day and year first above written.

                                        NATIONAL HOME HEALTH CARE CORP.

                                        By:____________________________________
                                           Name:  Robert P. Heller
                                           Title: Chief Financial Officer

                                        HEALTH ACQUISITION CORP.

                                        By:____________________________________
                                           Name:  Robert P. Heller
                                           Title: Chief Financial Officer

                                        NEW ENGLAND HOME CARE, INC.

                                        By:____________________________________
                                           Name:  Robert P. Heller
                                           Title: Chief Financial Officer

                                        ACCREDITED HEALTH SERVICES, INC.

                                        By:_____________________________________
                                           Name:  Robert P. Heller
                                           Title: Chief Financial Officer

                                        CONNECTICUT STAFFING WORKS CORP.

                                        By:____________________________________
                                           Name:  Robert P. Heller
                                           Title: Chief Financial Officer

                 National Home Health Care Corp. Acknowledgement
                 -----------------------------------------------

STATE OF NEW YORK          )
                            ss.:
COUNTY OF WESTCHESTER      )

     On the 24th day of October, 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert P. Heller personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individual, or the persons upon behalf of which the individual acted, executed the instrument.


                                        ------------------------------
                                        Notary Public


                    Health Acquisition Corp. Acknowledgement
                    ----------------------------------------

STATE OF NEW YORK          )
                            ss.:
COUNTY OF WESTCHESTER      )

     On the 24th day of October, 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert P. Heller personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individual, or the persons upon behalf of which the individual acted, executed the instrument.


                                        ------------------------------
                                        Notary Public


                   New England Home Care, Inc. Acknowledgement
                   -------------------------------------------

STATE OF NEW YORK          )
                            ss.:
COUNTY OF WESTCHESTER      )

     On the 24th day of October, 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert P. Heller personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individual, or the persons upon behalf of which the individual acted, executed the instrument.


                                        ------------------------------
                                        Notary Public

                Accredited Health Services, Inc. Acknowledgement
                ------------------------------------------------

STATE OF NEW YORK          )
                            ss.:
COUNTY OF WESTCHESTER      )

     On the 24th day of October, 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert P. Heller personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individual, or the persons upon behalf of which the individual acted, executed the instrument.


                                        ------------------------------
                                        Notary Public


                Connecticut Staffing Works Corp. Acknowledgement
                ------------------------------------------------

STATE OF NEW YORK          )
                            ss.:
COUNTY OF WESTCHESTER      )

     On the 24th day of October, 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert P. Heller personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individual, or the persons upon behalf of which the individual acted, executed the instrument.


                                        ------------------------------
                                        Notary Public